UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Michael W. Stockton

American Funds Fundamental Investors

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors® Annual report for the year ended December 31, 2017

We believe flexibility
can help uncover
value in any market
environment.

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2018, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.27%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.23%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	The value of a long-term perspective
6	Summary investment portfolio
9	Financial statements
34	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2017, Fundamental Investors gained 23.37%. This return includes reinvested distributions totaling $4.81 a share. Distributions include quarterly dividends totaling 63 cents a share, a 28-cents-a-share special dividend and long-term capital gains payments of $3.90 a share.

The fund’s results were ahead of its primary benchmark, the unmanaged S&P 500 Composite Index, a market-capitalization-weighted index based on the results of approximately 500 widely held common stocks, which rose 21.83%. Fundamental Investors’ return relative to its growth-and-income peers was greater, as measured by the Lipper Growth and Income Funds Index, which climbed 19.02%.

The fund’s results have topped those of its Lipper peers in multiple periods since its inception. In addition, Fundamental Investors has outpaced the S&P 500 over its lifetime. Although the annual differences in returns may seem small, when compounded over longer time frames, they have translated into added wealth for long-term investors.

U.S. stocks climbed despite geopolitical uncertainty

Stocks steadily rose on strong corporate earnings and improving economic fundamentals. Consumer and business optimism reached multi-year highs and combined with a healthy labor market to support consumer and corporate spending.

Markets advanced during the early part of the year as a new U.S. presidential administration ushered in greater optimism for tax and regulatory reforms. The Federal Reserve’s decision to raise

Results at a glance

For periods ended December 31, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 8/1/78)[1]

Fundamental Investors (Class A shares)	23.37%	15.51%	8.04%	12.62%
Standard & Poor’s 500 Composite Index[2,3]	21.83	15.79	8.50	11.76
Lipper Growth and Income Funds Index[4]	19.02	12.18	6.42	10.69
MSCI World Index[3,5]	22.40	11.64	5.03	9.68

[1]	Date Capital Research and Management Company began managing the fund.
[2]	Source: S&P Dow Jones Indices
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: Thomson Reuters Lipper. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[5]	Source: MSCI. Results reflect dividends net of withholding taxes.

Fundamental Investors	1

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	81%	100%
■	Canada	3	—
■	Europe	12	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	55%	63%
■	Canada	3	2
■	Europe	13	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	24	19
	Total	100%	100%

*Amount less than 1%.

Compared with the S&P 500 as a percent of net assets.

Source: Capital Group (as of December 31, 2017)

interest rates in March also helped fuel additional market gains. Meanwhile, investor worries surrounding political events in Europe subsided after centrist candidate Emmanuel Macron easily defeated a far-right rival in the French presidential election.

U.S. stock markets continued to rally through the remainder of the year as the likelihood of tax reform grew, changes to the tax code became clearer and corporate earnings improved.

International stock markets picked up momentum

International stocks outpaced the U.S., as data pointed to a long-awaited acceleration in economic growth abroad. European equities led developed markets, fueled by earnings growth and economic data that showed stronger consumer demand and higher inflation. Japanese stocks rallied on better economic growth, solid corporate earnings and a favorable reaction to the Japanese government’s handling of persistent tensions with North Korea. Emerging market equities climbed at the fastest rate since 2009, supported by robust demand for technological goods and components. Improved sentiment helped currencies strengthen against the U.S. dollar, boosting returns for U.S.-based investors.

Technology drove market returns

While many stock sectors advanced, one in particular saw outsized returns: information technology. Growing use of mobile technology stimulated demand for technology products and services, helping technology companies in the S&P 500 return 38.83% for the year. The sector’s return outpaced the returns of the second-best equity sector by 14.99%.

Company-by-company investing

The fund’s portfolio is carefully constructed using bottom-up, fundamental investment research that helps determine the value and merits

2	Fundamental Investors

of each individual company. This approach allows the fund’s portfolio to maintain high-conviction investments across a variety of industries.

Of the fund’s 10 largest holdings, returns from four companies contributed to the fund outpacing both its benchmark and peers, including Broadcom, Amazon, Microsoft and Home Depot.

Industrials stocks lift results; energy drags

Economically sensitive sectors generally outpaced more defensive areas of the market, with information technology and industrials among the top sectors. One exception was the energy sector, which lagged in a highly competitive, lower price environment.

The U.S. economy continued to expand and picked up momentum throughout the year, which supported industrials stocks. Boeing, Deere & Company, Rockwell Automation, Parker Hannifin and Lockheed Martin were all key contributors. We have been selective with our investments, allowing our exposure in this sector to be concentrated in companies for which we hold high conviction.

Energy companies weighed on the fund’s results. Peyto Exploration & Development, Schlumberger, Helmerich & Payne and Enbridge were among the biggest detractors. OPEC’s decision to reduce oil production hurt drillers and oilfield services companies with significant international business. Lower energy prices also continued to keep margins narrow for many producers.

Pursuing growth, but mindful of volatility

The fund’s absolute results during the last five years have been strong, with returns averaging more than 15% annually. While we are hopeful that this trend will continue, we are also mindful that financial markets can be volatile.

During a time of record-low volatility and above-average returns, investors need to remain prepared for an unpredictable environment where returns may be uneven.

Looking across the investment landscape, not only are we finding value in less appreciated areas of the U.S. market, we are seeing new opportunities arise outside of the U.S. as the global economic upturn gains momentum. The fund’s flexibility allows us to pursue high conviction investment ideas in the U.S. and in other regions.

We expect the investment landscape to continue to evolve, presenting new opportunities and risks. Fundamental Investors has successfully navigated a number of challenging market environments during the last four decades. We feel that our robust investment process equips us to succeed as financial markets present new challenges and new opportunities.

On behalf of Fundamental Investors shareholders, we would like to express our heartfelt appreciation to Ron Morrow for his exemplary contributions to the results of the fund both as an analyst and as a portfolio manager during the past two decades. Ron retired after nearly 50 years in the investment management industry.

Thank you for your continued support and investment in Fundamental Investors.

Sincerely,

Dina N. Perry

Vice Chairman

Brady L. Enright

President

February 9, 2018

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless. ■

Fundamental Investors	3

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends of $164,532 and reinvested capital gain distributions of $344,952.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Source: Thomson Reuters Lipper. Results of the Lipper Growth and Income Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[6]	Includes reinvested capital gain distributions of $160,959, but does not reflect income dividends of $77,513 taken in cash.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[8]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

The value of a long-term perspective

$1,200,000
400,000
200,000
100,000
10,000
8,000

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2017)*

	1 year	5 years	10 years
Class A shares	16.27%	14.15%	7.41%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated March 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Year ended December 31	1978[9]	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992
Capital value (dollars in thousands)															
Dividends in cash	$ 0.2	0.4	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.7	0.9	1.2	1.1	0.9	1.0
Value at year-end[1]	$ 8.9	9.9	11.4	10.7	13.5	16.4	16.8	21.1	25.2	25.5	28.6	35.4	32.2	40.9	44.1
Total value (dollars in thousands)															
Dividends reinvested	$ 0.2	0.4	0.6	0.7	0.8	0.8	0.7	0.8	0.9	1.0	1.3	1.9	1.7	1.5	1.7
Value at year-end[1]	$ 9.2	10.6	12.8	12.7	17.0	21.4	22.6	29.4	35.9	37.3	43.2	55.6	52.1	67.9	74.9
FI total return	(8.4)%	15.3	21.3	(1.2)	34.0	26.1	5.8	30.2	22.0	3.8	16.0	28.6	(6.2)	30.3	10.2

4	Fundamental Investors

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became the investment adviser for Fundamental Investors — and December 31, 2017. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds Index fared over this same period and what happened to inflation (as measured by the Consumer Price Index).

Fundamental Investors	5

Summary investment portfolio December 31, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	78.52%
United Kingdom	6.24
Euro zone*	4.46
Canada	2.71
Taiwan	1.30
Switzerland	.84
China	.67
South Korea	.53
Japan	.35
Other countries	.68
Short-term securities & other assets less liabilities	3.70

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Ireland, the Netherlands and Spain.

Common stocks 96.30%	Shares	Value (000)
Information technology 25.30%
Microsoft Corp.	57,719,100	$4,937,292
Broadcom Ltd.	12,623,639	3,243,013
Intel Corp.	44,346,600	2,047,039
Alphabet Inc., Class C1	1,414,097	1,479,711
Alphabet Inc., Class A1	492,800	519,116
ASML Holding NV2	5,355,030	929,034
ASML Holding NV (New York registered)	2,998,800	521,251
Facebook, Inc., Class A1	7,212,000	1,272,629
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	142,707,000	1,096,570
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,038,630	160,131
Apple Inc.	5,669,000	959,365
Visa Inc., Class A	6,630,000	755,953
Texas Instruments Inc.	6,869,000	717,398
Baidu, Inc., Class A (ADR)[1]	2,761,000	646,654
Amphenol Corp., Class A	6,750,000	592,650
Other securities		4,532,842
		24,410,648

Financials 14.91%
Wells Fargo & Co.	33,553,000	2,035,661
Berkshire Hathaway Inc., Class A1	6,652	1,979,635
Capital One Financial Corp.	12,889,000	1,283,487
JPMorgan Chase & Co.	11,910,000	1,273,656
SunTrust Banks, Inc.	11,925,000	770,236
BlackRock, Inc.	1,473,100	756,746
Goldman Sachs Group, Inc.	2,770,000	705,685
CME Group Inc., Class A	4,771,437	696,868
Discover Financial Services	8,400,000	646,128
BNP Paribas SA2	8,561,000	638,427
Citigroup Inc.	8,000,000	595,280
Other securities		3,005,685
		14,387,494

Consumer discretionary 13.60%
Amazon.com, Inc.[1]	3,192,000	3,732,948
Comcast Corp., Class A	51,907,300	2,078,887
Home Depot, Inc.	9,950,775	1,885,970
Charter Communications, Inc., Class A1	3,242,100	1,089,216
NIKE, Inc., Class B	11,662,000	729,458
Other securities		3,599,125
		13,115,604

6	Fundamental Investors

	Shares	Value (000)
Industrials 10.30%
Boeing Co.	4,629,000	$1,365,138
Lockheed Martin Corp.	3,205,000	1,028,965
Parker-Hannifin Corp.	4,550,000	908,089
Rockwell Automation	3,490,000	685,262
TransDigm Group Inc.	2,099,000	576,427
Other securities		5,369,954
		9,933,835

Consumer staples 8.77%
British American Tobacco PLC[2]	26,859,000	1,812,725
British American Tobacco PLC (ADR)	2,651,040	177,593
Philip Morris International Inc.	16,368,000	1,729,279
Coca-Cola Co.	26,285,000	1,205,956
Altria Group, Inc.	10,546,600	753,133
Other securities		2,779,756
		8,458,442

Energy 7.63%
Royal Dutch Shell PLC, Class B (ADR)	17,215,334	1,175,635
Royal Dutch Shell PLC, Class B2	11,577,720	390,481
Royal Dutch Shell PLC, Class A (ADR)	781,313	52,121
Royal Dutch Shell PLC, Class A2	419,577	14,046
Enbridge Inc. (CAD denominated)	21,412,659	837,427
Enbridge Inc. (CAD denominated)[2,3]	1,256,665	48,164
Suncor Energy Inc.	20,370,697	747,898
Chevron Corp.	5,076,137	635,482
BP PLC[2]	85,000,667	599,468
Other securities		2,859,979
		7,360,701

Health care 7.14%
UnitedHealth Group Inc.	5,673,500	1,250,780
Boston Scientific Corp.[1]	33,192,000	822,830
Aetna Inc.	4,413,917	796,227
Thermo Fisher Scientific Inc.	3,300,000	626,604
Other securities		3,391,461
		6,887,902

Materials 3.70%
DowDuPont Inc.	21,679,481	1,544,013
Praxair, Inc.	3,980,000	615,626
Other securities		1,411,296
		3,570,935

Real estate 2.03%
Simon Property Group, Inc. REIT	5,927,000	1,017,903
Other securities		938,557
		1,956,460

Other 0.41%
Other securities		394,125

Miscellaneous 2.51%
Other common stocks in initial period of acquisition		2,423,851

Total common stocks (cost: $55,527,258,000)		92,899,997

Short-term securities 3.74%	Principal amount (000)
Apple Inc. 1.22%–1.50% due 1/10/2018–2/21/2018[3]	$100,000	99,866
Chariot Funding, LLC 1.40%–1.87% due 1/4/2018–6/20/2018[3]	127,950	127,353
Coca-Cola Co. 1.28%–1.29% due 1/8/2018–2/8/2018[3]	95,000	94,904
Federal Home Loan Bank 1.07%–1.30% due 1/5/2018–2/26/2018	768,600	767,711

Fundamental Investors	7

Short-term securities (continued)	Principal amount (000)	Value (000)
Other securities		$2,517,404

Total short-term securities (cost: $3,607,886,000)		3,607,238
Total investment securities 100.04% (cost: $59,135,144,000)		96,507,235
Other assets less liabilities (0.04)%		(41,664)

Net assets 100.00%		$96,465,571

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 12/31/2017 (000)
Common stocks 0.70%
Financials 0.40%
CIT Group Inc.	9,203,500	401,966	1,852,951	7,752,515	$17,760	$39,263	$5,401	$381,656
Industrials 0.17%
Grafton Group PLC, units[2]	15,037,000	—	—	15,037,000	—	60,934	2,694	162,690
Energy 0.13%
Peyto Exploration & Development Corp.	10,332,287	378,212	—	10,710,499	—	(135,830)	10,889	128,066
Total 0.70%					$17,760	$(35,633)	$18,984	$672,412

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $10,976,866,000, which represented 11.38% of the net assets of the fund. This amount includes $10,859,208,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,806,923,000, which represented 1.87% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See Notes to Financial Statements

8	Fundamental Investors

Financial statements

Statement of assets and liabilities
at December 31, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $58,411,702)	$95,834,823
Affiliated issuers (cost: $723,442)	672,412	$96,507,235
Cash		23,786
Receivables for:
Sales of fund’s shares	197,398
Dividends	109,794
Other	395	307,587
		96,838,608
Liabilities:
Payables for:
Purchases of investments	53,767
Repurchases of fund’s shares	268,588
Investment advisory services	19,732
Services provided by related parties	24,320
Trustees’ deferred compensation	4,743
Other	1,887	373,037
Net assets at December 31, 2017		$96,465,571

Net assets consist of:
Capital paid in on shares of beneficial interest		$57,551,443
Undistributed net investment income		241,118
Undistributed net realized gain		1,300,524
Net unrealized appreciation		37,372,486
Net assets at December 31, 2017		$96,465,571

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,551,299 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$53,884,710	866,211		$62.21
Class C	2,534,624	40,959		61.88
Class T	11	—	*	62.20
Class F-1	2,970,138	47,774		62.17
Class F-2	7,687,916	123,618		62.19
Class F-3	5,541,117	89,096		62.19
Class 529-A	2,532,533	40,770		62.12
Class 529-C	430,087	6,928		62.08
Class 529-E	93,118	1,501		62.06
Class 529-T	12	—	*	62.20
Class 529-F-1	137,166	2,210		62.07
Class R-1	160,109	2,587		61.88
Class R-2	796,873	12,883		61.86
Class R-2E	55,827	902		61.92
Class R-3	2,360,048	38,037		62.05
Class R-4	2,522,579	40,638		62.07
Class R-5E	16,461	265		62.12
Class R-5	2,041,504	32,795		62.25
Class R-6	12,700,738	204,125		62.22

*Amount less than one thousand.

See Notes to Financial Statements

Fundamental Investors	9

Statement of operations
for the year ended December 31, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $33,926; also includes $18,984 from affiliates)	$1,857,242
Interest	38,289	$1,895,531
Fees and expenses*:
Investment advisory services	214,818
Distribution services	190,227
Transfer agent services	73,486
Administrative services	23,863
Reports to shareholders	2,725
Registration statement and prospectus	3,216
Trustees’ compensation	1,321
Auditing and legal	242
Custodian	2,179
Other	2,185
Total fees and expenses before waiver	514,262
Less investment advisory services waiver	9
Total fees and expenses after waiver		514,253
Net investment income		1,381,278

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	6,484,415
Affiliated issuers	17,760
Currency transactions	(1,533)	6,500,642
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	10,696,960
Affiliated issuers	(35,633)
Currency translations	821	10,662,148
Net realized gain and unrealized appreciation		17,162,790

Net increase in net assets resulting from operations		$18,544,068

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	Fundamental Investors

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31
	2017	2016
Operations:
Net investment income	$1,381,278	$1,253,075
Net realized gain	6,500,642	2,960,810
Net unrealized appreciation	10,662,148	4,819,046
Net increase in net assets resulting from operations	18,544,068	9,032,931

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,358,434)	(1,241,029)
Distributions from net realized gain on investments	(5,732,248)	(2,426,103)
Total dividends and distributions paid to shareholders	(7,090,682)	(3,667,132)

Net capital share transactions	5,304,583	1,577,429

Total increase in net assets	16,757,969	6,943,228

Net assets:
Beginning of year	79,707,602	72,764,374
End of year (including undistributed net investment income: $241,118 and $199,336, respectively)	$96,465,571	$79,707,602

See Notes to Financial Statements

Fundamental Investors	11

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4,R-5E, R-5 and R-6	None	None	None
[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

12	Fundamental Investors

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

Fundamental Investors	13

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$21,695,535	$2,715,113	$—	$24,410,648
Financials	12,785,623	1,601,871	—	14,387,494
Consumer discretionary	12,919,779	195,825	—	13,115,604
Industrials	8,426,850	1,506,985	—	9,933,835
Consumer staples	6,091,677	2,366,765	—	8,458,442
Energy	6,285,034	1,075,667	—	7,360,701
Health care	6,523,108	364,794	—	6,887,902
Materials	3,258,494	312,441	—	3,570,935
Real estate	1,956,460	—	—	1,956,460
Other	276,136	117,989	—	394,125
Miscellaneous	1,704,435	719,416	—	2,423,851
Short-term securities	—	3,607,238	—	3,607,238
Total	$81,923,131	$14,584,104	$—	$96,507,235

*	Securities with a value of $10,859,208,000, which represented 11.26% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

14	Fundamental Investors

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Fundamental Investors	15

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2017, the fund reclassified $49,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $18,987,000 from undistributed net realized gain to undistributed net investment income and $396,739,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$245,862
Undistributed long-term capital gains	1,313,800
Gross unrealized appreciation on investments	38,181,089
Gross unrealized depreciation on investments	(822,273)
Net unrealized appreciation on investments	37,358,816
Cost of investments	59,148,419

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2017				Year ended December 31, 2016
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$762,387		$3,221,367	$3,983,754	$746,184	$1,449,642	$2,195,826
Class B1	—		—	—	389	1,774	2,163
Class C	16,971		153,333	170,304	19,944	75,143	95,087
Class T2	—	[3]	1	1
Class F-1	40,303		178,937	219,240	47,226	83,051	130,277
Class F-2	127,387		457,264	584,651	130,117	246,987	377,104
Class F-3[4]	70,753		317,685	388,438
Class 529-A	32,899		149,225	182,124	29,350	60,425	89,775
Class 529-B1	—		—	—	29	173	202
Class 529-C	2,564		26,959	29,523	3,625	14,686	18,311
Class 529-E	1,045		5,559	6,604	1,007	2,426	3,433
Class 529-T2	—	[3]	1	1
Class 529-F-1	2,037		8,084	10,121	1,580	2,910	4,490
Class R-1	1,065		9,690	10,755	1,210	4,544	5,754
Class R-2	5,377		48,168	53,545	6,303	23,156	29,459
Class R-2E	479		3,166	3,645	199	566	765
Class R-3	25,977		142,612	168,589	27,795	67,790	95,585
Class R-4	35,220		152,842	188,062	35,975	71,497	107,472
Class R-5E	232		943	1,175	81	229	310
Class R-5	33,665		120,764	154,429	34,560	57,473	92,033
Class R-6	200,073		735,648	935,721	155,455	263,631	419,086
Total	$1,358,434		$5,732,248	$7,090,682	$1,241,029	$2,426,103	$3,667,132

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

16	Fundamental Investors

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.230% on such assets in excess of $71 billion. On September 14, 2017, the fund’s board of trustees approved an amended investment advisory and service agreement effective December 1, 2017, decreasing the annual rate to 0.229% on daily net assets in excess of $89 billion. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date. For the year ended December 31, 2017, total investment advisory services fees waived by CRMC were $9,000. As a result, the fee of $214,818,000 shown on the statement of operations was reduced to $214,809,000, both of which were equivalent to an annualized rate of 0.243% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Fundamental Investors	17

For the year ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$122,948	$46,750		$5,077		Not applicable
Class B1	59	10		Not applicable		Not applicable
Class C	24,819	2,339		1,244		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	7,031	3,391		1,412		Not applicable
Class F-2	Not applicable	8,536		3,834		Not applicable
Class F-3[4]	Not applicable	257		1,617		Not applicable
Class 529-A	4,901	1,801		1,112		$1,508
Class 529-B1	5	1		—	[3]	—	[3]
Class 529-C	5,051	444		255		346
Class 529-E	433	35		44		59
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	95		59		80
Class R-1	1,495	157		75		Not applicable
Class R-2	5,721	2,694		384		Not applicable
Class R-2E	233	75		19		Not applicable
Class R-3	11,409	3,438		1,144		Not applicable
Class R-4	6,122	2,466		1,227		Not applicable
Class R-5E	Not applicable	17		6		Not applicable
Class R-5	Not applicable	974		980		Not applicable
Class R-6	Not applicable	6		5,374		Not applicable
Total class-specific expenses	$190,227	$73,486		$23,863		$1,993

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,321,000 in the fund’s statement of operations reflects $507,000 in current fees (either paid in cash or deferred) and a net increase of $814,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2017.

18	Fundamental Investors

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017

Class A	$3,795,496	64,015		$3,909,684	63,726		$(7,794,919)	(130,487)	$(89,739)	(2,746)
Class B2	113	2		—	—		(41,390)	(728)	(41,277)	(726)
Class C	345,594	5,858		168,910	2,761		(737,340)	(12,435)	(222,836)	(3,816)
Class T3	10	—	[4]	—	—		—	—	10	— [4]
Class F-1	607,918	10,198		216,406	3,529		(915,048)	(15,351)	(90,724)	(1,624)
Class F-2	3,572,153	60,272		567,640	9,259		(5,944,942)	(100,698)	(1,805,149)	(31,167)
Class F-3[5]	5,544,716	93,494		382,868	6,224		(650,508)	(10,622)	5,277,076	89,096
Class 529-A	342,550	5,602		182,084	2,970		(269,982)	(4,499)	254,652	4,073
Class 529-B2	5	—	[4]	—	—		(4,166)	(73)	(4,161)	(73)
Class 529-C	48,962	827		29,516	481		(200,043)	(3,202)	(121,565)	(1,894)
Class 529-E	9,317	157		6,604	108		(13,765)	(229)	2,156	36
Class 529-T3	10	—	[4]	1	—	[4]	—	—	11	— [4]
Class 529-F-1	34,209	573		10,104	165		(19,786)	(331)	24,527	407
Class R-1	27,516	455		10,711	175		(42,223)	(710)	(3,996)	(80)
Class R-2	166,235	2,810		53,481	875		(268,068)	(4,539)	(48,352)	(854)
Class R-2E	32,291	548		3,646	60		(4,606)	(77)	31,331	531
Class R-3	425,721	7,199		168,399	2,749		(718,119)	(12,076)	(123,999)	(2,128)
Class R-4	492,643	8,320		188,045	3,072		(800,688)	(13,414)	(120,000)	(2,022)
Class R-5E	4,769	80		1,174	19		(1,040)	(18)	4,903	81
Class R-5	365,723	6,132		154,343	2,516		(539,858)	(8,899)	(19,792)	(251)
Class R-6	2,930,464	48,996		935,640	15,245		(1,464,597)	(24,443)	2,401,507	39,798
Total net increase (decrease)	$18,746,415	315,538		$6,989,256	113,934		$(20,431,088)	(342,831)	$5,304,583	86,641

Year ended December 31, 2016

Class A	$3,668,858	70,878		$2,152,655	40,029		$(6,363,798)	(121,293)	$(542,285)	(10,386)
Class B	1,267	25		2,150	41		(160,127)	(3,101)	(156,710)	(3,035)
Class C	334,153	6,487		94,051	1,748		(605,220)	(11,685)	(177,016)	(3,450)
Class F-1	579,792	11,279		128,474	2,398		(3,000,870)	(59,335)	(2,292,604)	(45,658)
Class F-2	4,896,233	94,839		366,678	6,801		(1,752,884)	(33,424)	3,510,027	68,216
Class 529-A	196,725	3,786		89,756	1,669		(219,848)	(4,204)	66,633	1,251
Class 529-B	180	3		201	4		(13,542)	(261)	(13,161)	(254)
Class 529-C	49,169	951		18,307	339		(72,782)	(1,389)	(5,306)	(99)
Class 529-E	7,842	151		3,433	64		(9,803)	(187)	1,472	28
Class 529-F-1	22,636	426		4,487	84		(17,792)	(342)	9,331	168
Class R-1	17,930	350		5,744	107		(40,923)	(790)	(17,249)	(333)
Class R-2	158,632	3,088		29,440	547		(229,921)	(4,446)	(41,849)	(811)
Class R-2E	19,614	387		764	14		(2,724)	(51)	17,654	350
Class R-3	385,214	7,460		95,447	1,776		(687,888)	(13,285)	(207,227)	(4,049)
Class R-4	436,244	8,412		107,443	2,001		(676,046)	(12,979)	(132,359)	(2,566)
Class R-5E	10,112	179		310	6		(31)	(1)	10,391	184
Class R-5	350,180	6,782		91,985	1,715		(677,151)	(13,177)	(234,986)	(4,680)
Class R-6	2,009,805	38,916		419,083	7,784		(646,215)	(12,289)	1,782,673	34,411
Total net increase (decrease)	$13,144,586	254,399		$3,610,408	67,127		$(15,177,565)	(292,239)	$1,577,429	29,287

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $24,609,599,000 and $25,260,391,000, respectively, during the year ended December 31, 2017.

Fundamental Investors	19

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class A:
12/31/2017	$54.44	$.93	$11.65	$12.58	$(.91)	$(3.90)	$(4.81)	$62.21	23.37%		$53,885		.60%		1.55%
12/31/2016	50.71	.87	5.43	6.30	(.87)	(1.70)	(2.57)	54.44	12.54		47,308		.61		1.68
12/31/2015	52.06	.77	.97	1.74	(.77)	(2.32)	(3.09)	50.71	3.38		44,596		.60		1.47
12/31/2014	51.97	.98	3.63	4.61	(.96)	(3.56)	(4.52)	52.06	8.96		43,929		.61		1.85
12/31/2013	40.78	.63	12.13	12.76	(.65)	(.92)	(1.57)	51.97	31.49		41,820		.63		1.35
Class C:
12/31/2017	54.18	.45	11.58	12.03	(.43)	(3.90)	(4.33)	61.88	22.37		2,535		1.40		.75
12/31/2016	50.48	.45	5.40	5.85	(.45)	(1.70)	(2.15)	54.18	11.64		2,426		1.41		.87
12/31/2015	51.83	.35	.97	1.32	(.35)	(2.32)	(2.67)	50.48	2.56		2,435		1.40		.67
12/31/2014	51.77	.55	3.60	4.15	(.53)	(3.56)	(4.09)	51.83	8.08		2,441		1.41		1.05
12/31/2013	40.63	.25	12.09	12.34	(.28)	(.92)	(1.20)	51.77	30.44		2,352		1.43		.54
Class T:
12/31/2017[4,5]	57.85	.81	8.30	9.11	(.86)	(3.90)	(4.76)	62.20	15.96	[6,7]	—	[8]	.39	[7,9]	1.80	[7,9]
Class F-1:
12/31/2017	54.41	.88	11.65	12.53	(.87)	(3.90)	(4.77)	62.17	23.27		2,970		.67		1.47
12/31/2016	50.69	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.41	12.45		2,688		.68		1.61
12/31/2015	52.03	.74	.97	1.71	(.73)	(2.32)	(3.05)	50.69	3.33		4,819		.67		1.40
12/31/2014	51.95	.96	3.60	4.56	(.92)	(3.56)	(4.48)	52.03	8.87		4,769		.66		1.81
12/31/2013	40.76	.59	12.14	12.73	(.62)	(.92)	(1.54)	51.95	31.42		5,306		.70		1.27
Class F-2:
12/31/2017	54.43	1.00	11.68	12.68	(1.02)	(3.90)	(4.92)	62.19	23.57		7,688		.42		1.68
12/31/2016	50.70	.99	5.41	6.40	(.97)	(1.70)	(2.67)	54.43	12.77		8,424		.41		1.88
12/31/2015	52.04	.88	.97	1.85	(.87)	(2.32)	(3.19)	50.70	3.61		4,389		.41		1.67
12/31/2014	51.96	1.06	3.66	4.72	(1.08)	(3.56)	(4.64)	52.04	9.17		3,921		.40		1.99
12/31/2013	40.77	.74	12.13	12.87	(.76)	(.92)	(1.68)	51.96	31.80		2,485		.41		1.58
Class F-3:
12/31/2017[4,10]	56.55	1.11	9.52	10.63	(1.09)	(3.90)	(4.99)	62.19	19.08	[6]	5,541		.31	[9]	1.96	[9]
Class 529-A:
12/31/2017	54.37	.88	11.64	12.52	(.87)	(3.90)	(4.77)	62.12	23.28		2,533		.67		1.47
12/31/2016	50.65	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.37	12.44		1,995		.69		1.60
12/31/2015	52.00	.72	.97	1.69	(.72)	(2.32)	(3.04)	50.65	3.28		1,795		.70		1.37
12/31/2014	51.92	.93	3.62	4.55	(.91)	(3.56)	(4.47)	52.00	8.85		1,742		.70		1.75
12/31/2013	40.74	.59	12.12	12.71	(.61)	(.92)	(1.53)	51.92	31.39		1,590		.72		1.26

20	Fundamental Investors

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
12/31/2017	$54.31	$.41	$11.62	$12.03	$(.36)	$(3.90)	$(4.26)	$62.08	22.32%		$430		1.45%		.69%
12/31/2016	50.60	.42	5.41	5.83	(.42)	(1.70)	(2.12)	54.31	11.57		479		1.47		.82
12/31/2015	51.95	.31	.97	1.28	(.31)	(2.32)	(2.63)	50.60	2.48		451		1.48		.59
12/31/2014	51.88	.51	3.62	4.13	(.50)	(3.56)	(4.06)	51.95	7.99		445		1.49		.97
12/31/2013	40.71	.22	12.11	12.33	(.24)	(.92)	(1.16)	51.88	30.37		416		1.51		.47
Class 529-E:
12/31/2017	54.33	.74	11.62	12.36	(.73)	(3.90)	(4.63)	62.06	22.97		93		.91		1.24
12/31/2016	50.61	.71	5.41	6.12	(.70)	(1.70)	(2.40)	54.33	12.20		80		.93		1.36
12/31/2015	51.96	.59	.97	1.56	(.59)	(2.32)	(2.91)	50.61	3.04		73		.94		1.13
12/31/2014	51.89	.80	3.61	4.41	(.78)	(3.56)	(4.34)	51.96	8.58		72		.94		1.51
12/31/2013	40.71	.47	12.13	12.60	(.50)	(.92)	(1.42)	51.89	31.10		67		.96		1.02
Class 529-T:
12/31/2017[4,5]	57.85	.78	8.30	9.08	(.83)	(3.90)	(4.73)	62.20	15.90	[6,7]	—	[8]	.45	[7,9]	1.75	[7,9]
Class 529-F-1:
12/31/2017	54.34	1.01	11.62	12.63	(1.00)	(3.90)	(4.90)	62.07	23.53		137		.45		1.69
12/31/2016	50.62	.94	5.42	6.36	(.94)	(1.70)	(2.64)	54.34	12.71		98		.48		1.82
12/31/2015	51.97	.83	.97	1.80	(.83)	(2.32)	(3.15)	50.62	3.51		83		.48		1.59
12/31/2014	51.89	1.04	3.63	4.67	(1.03)	(3.56)	(4.59)	51.97	9.10		76		.48		1.96
12/31/2013	40.71	.69	12.12	12.81	(.71)	(.92)	(1.63)	51.89	31.70		67		.51		1.47
Class R-1:
12/31/2017	54.18	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.88	22.37		160		1.41		.74
12/31/2016	50.49	.45	5.39	5.84	(.45)	(1.70)	(2.15)	54.18	11.65		145		1.41		.88
12/31/2015	51.83	.35	.97	1.32	(.34)	(2.32)	(2.66)	50.49	2.55		151		1.40		.66
12/31/2014	51.77	.56	3.60	4.16	(.54)	(3.56)	(4.10)	51.83	8.08		167		1.41		1.06
12/31/2013	40.62	.26	12.09	12.35	(.28)	(.92)	(1.20)	51.77	30.50		171		1.41		.57
Class R-2:
12/31/2017	54.16	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.86	22.39		797		1.40		.74
12/31/2016	50.47	.46	5.39	5.85	(.46)	(1.70)	(2.16)	54.16	11.65		744		1.39		.89
12/31/2015	51.82	.37	.97	1.34	(.37)	(2.32)	(2.69)	50.47	2.61		734		1.35		.72
12/31/2014	51.76	.57	3.60	4.17	(.55)	(3.56)	(4.11)	51.82	8.11		790		1.38		1.08
12/31/2013	40.62	.29	12.08	12.37	(.31)	(.92)	(1.23)	51.76	30.55		777		1.36		.62
Class R-2E:
12/31/2017	54.24	.64	11.58	12.22	(.64)	(3.90)	(4.54)	61.92	22.74		56		1.10		1.06
12/31/2016	50.56	.66	5.38	6.04	(.66)	(1.70)	(2.36)	54.24	12.04		20		1.10		1.26
12/31/2015	52.03	.69	.90	1.59	(.74)	(2.32)	(3.06)	50.56	3.09		1		1.13		1.37
12/31/2014[4,11]	55.04	.27	.52	.79	(.74)	(3.06)	(3.80)	52.03	1.40	[6,7]	—	[8]	.17	[6,7]	.50	[6,7]

See end of table for footnotes.

Fundamental Investors	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-3:
12/31/2017	$54.31	$.71	$11.63	$12.34	$(.70)	$(3.90)	$(4.60)	$62.05	22.93%	$2,360		.95%		1.19%
12/31/2016	50.60	.69	5.41	6.10	(.69)	(1.70)	(2.39)	54.31	12.15	2,181		.96		1.33
12/31/2015	51.94	.59	.97	1.56	(.58)	(2.32)	(2.90)	50.60	3.03	2,237		.95		1.12
12/31/2014	51.87	.80	3.60	4.40	(.77)	(3.56)	(4.33)	51.94	8.56	2,627		.96		1.51
12/31/2013	40.70	.48	12.11	12.59	(.50)	(.92)	(1.42)	51.87	31.09	2,795		.96		1.02
Class R-4:
12/31/2017	54.33	.89	11.63	12.52	(.88)	(3.90)	(4.78)	62.07	23.30	2,523		.65		1.49
12/31/2016	50.62	.85	5.40	6.25	(.84)	(1.70)	(2.54)	54.33	12.47	2,318		.66		1.63
12/31/2015	51.96	.75	.97	1.72	(.74)	(2.32)	(3.06)	50.62	3.36	2,289		.65		1.42
12/31/2014	51.88	.96	3.61	4.57	(.93)	(3.56)	(4.49)	51.96	8.90	2,651		.66		1.82
12/31/2013	40.71	.61	12.12	12.73	(.64)	(.92)	(1.56)	51.88	31.47	2,842		.66		1.32
Class R-5E:
12/31/2017	54.38	1.02	11.64	12.66	(1.02)	(3.90)	(4.92)	62.12	23.54	16		.44		1.70
12/31/2016	50.69	1.03	5.30	6.33	(.94)	(1.70)	(2.64)	54.38	12.62	10		.57		1.99
12/31/2015[4,12]	53.80	.11	(1.16)	(1.05)	(.35)	(1.71)	(2.06)	50.69	(1.95)[6]	—	[8]	.05	[6]	.21	[6]
Class R-5:
12/31/2017	54.47	1.07	11.67	12.74	(1.06)	(3.90)	(4.96)	62.25	23.68	2,041		.35		1.79
12/31/2016	50.74	1.00	5.43	6.43	(1.00)	(1.70)	(2.70)	54.47	12.81	1,800		.35		1.93
12/31/2015	52.08	.90	.98	1.88	(.90)	(2.32)	(3.22)	50.74	3.66	1,914		.35		1.72
12/31/2014	51.99	1.13	3.62	4.75	(1.10)	(3.56)	(4.66)	52.08	9.23	1,979		.35		2.12
12/31/2013	40.79	.76	12.14	12.90	(.78)	(.92)	(1.70)	51.99	31.87	1,964		.36		1.62
Class R-6:
12/31/2017	54.45	1.10	11.66	12.76	(1.09)	(3.90)	(4.99)	62.22	23.72	12,701		.30		1.84
12/31/2016	50.72	1.04	5.42	6.46	(1.03)	(1.70)	(2.73)	54.45	12.88	8,948		.31		1.99
12/31/2015	52.06	.93	.97	1.90	(.92)	(2.32)	(3.24)	50.72	3.71	6,590		.31		1.77
12/31/2014	51.98	1.12	3.64	4.76	(1.12)	(3.56)	(4.68)	52.06	9.27	5,713		.31		2.12
12/31/2013	40.78	.79	12.13	12.92	(.80)	(.92)	(1.72)	51.98	31.95	4,516		.31		1.68

	Year ended December 31
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	29%	24%	27%	29%	34%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.27 and .51 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for a period that is less than a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

22	Fundamental Investors

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 9, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

Fundamental Investors	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	Fundamental Investors

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2017	12/31/2017	during period*	expense ratio
Class A – actual return	$1,000.00	$1,122.14	$3.21	.60%
Class A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class C – actual return	1,000.00	1,117.61	7.42	1.39
Class C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class T – actual return	1,000.00	1,123.15	2.09	.39
Class T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-1 – actual return	1,000.00	1,121.61	3.58	.67
Class F-1 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 – actual return	1,000.00	1,123.15	2.19	.41
Class F-2 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class F-3 – actual return	1,000.00	1,123.65	1.66	.31
Class F-3 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 529-A – actual return	1,000.00	1,121.64	3.58	.67
Class 529-A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-C – actual return	1,000.00	1,117.38	7.74	1.45
Class 529-C – assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-E – actual return	1,000.00	1,120.31	4.86	.91
Class 529-E – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-T – actual return	1,000.00	1,122.83	2.35	.44
Class 529-T – assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-F-1 – actual return	1,000.00	1,122.91	2.41	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-1 – actual return	1,000.00	1,117.43	7.47	1.40
Class R-1 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 – actual return	1,000.00	1,117.69	7.47	1.40
Class R-2 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E – actual return	1,000.00	1,119.20	5.88	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 – actual return	1,000.00	1,120.13	5.08	.95
Class R-3 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 – actual return	1,000.00	1,121.60	3.48	.65
Class R-4 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E – actual return	1,000.00	1,122.94	2.30	.43
Class R-5E – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-5 – actual return	1,000.00	1,123.43	1.87	.35
Class R-5 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 – actual return	1,000.00	1,123.76	1.61	.30
Class R-6 – assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Fundamental Investors	25

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2017:

Long-term capital gains	$6,128,987,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$12,675,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

26	Fundamental Investors

Approval of Investment Advisory and Service Agreement

The Fundamental Investors board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2018. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $89 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to achieve long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through February 28, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth and Income Funds Index and the Standard & Poor’s 500 Composite Index. They noted that the investment results of the fund generally compared favorably to or in line with the results of these indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Fundamental Investors	27

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, as well as the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

28	Fundamental Investors

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Fundamental Investors	29

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30	Fundamental Investors

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Fundamental Investors	31

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32	Fundamental Investors

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Fundamental Investors	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	3	None
Christopher E. Stone, 1956	2010	Former President, Open Society Foundations	6	None

Ronald P. Badie and William H. Kling retired from the fund on December 31, 2017. The trustees thank Mr. Badie and Mr. Kling for their wise counsel, outstanding service and dedication to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Dina N. Perry, 1945 Vice Chairman of the Board	1994	Partner — Capital World Investors, Capital Research and Management Company	1	None
Brady L. Enright, 1967 President	2015	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	Fundamental Investors

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2012	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael T. Kerr, 1959 Senior Vice President	1995	Partner — Capital World Investors, Capital Research and Management Company
Martin Romo, 1967 Senior Vice President	1999	Partner — Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company;[7] Director, The Capital Group Companies, Inc.[7]
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark L. Casey, 1970 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

Fundamental Investors	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2017, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.2 Fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$105,000
2017	$115,000

b) Audit-Related Fees:
2016	$23,000
2017	$22,000

c) Tax Fees:
2016	$11,000
2017	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,098,000
2017	$1,429,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	None
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,278,000 for fiscal year 2016 and $1,546,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Fundamental Investors®

Investment portfolio

December 31, 2017

Common stocks 96.30% Information technology 25.30%	Shares	Value (000)
Microsoft Corp.	57,719,100	$4,937,292
Broadcom Ltd.	12,623,639	3,243,013
Intel Corp.	44,346,600	2,047,039
Alphabet Inc., Class C1	1,414,097	1,479,711
Alphabet Inc., Class A1	492,800	519,116
ASML Holding NV2	5,355,030	929,034
ASML Holding NV (New York registered)	2,998,800	521,251
Facebook, Inc., Class A1	7,212,000	1,272,629
Taiwan Semiconductor Manufacturing Co., Ltd.2	142,707,000	1,096,570
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,038,630	160,131
Apple Inc.	5,669,000	959,365
Visa Inc., Class A	6,630,000	755,953
Texas Instruments Inc.	6,869,000	717,398
Baidu, Inc., Class A (ADR)1	2,761,000	646,654
Amphenol Corp., Class A	6,750,000	592,650
Western Digital Corp.	6,500,000	516,945
Samsung Electronics Co., Ltd.2	200,840	477,161
Samsung Electronics Co., Ltd., nonvoting preferred2	15,000	29,241
Intuit Inc.	2,945,000	464,662
Symantec Corp.	15,346,000	430,609
MasterCard Inc., Class A	2,700,000	408,672
Analog Devices, Inc.	4,077,000	362,975
Activision Blizzard, Inc.	4,001,313	253,363
QUALCOMM Inc.	3,843,527	246,063
International Business Machines Corp.	1,500,000	230,130
TE Connectivity Ltd.	2,300,000	218,592
PayPal Holdings, Inc.1	2,800,000	206,136
DXC Technology Co.	2,000,000	189,800
Murata Manufacturing Co., Ltd.2	1,370,000	183,107
FleetCor Technologies, Inc.1	842,000	162,026
Applied Materials, Inc.	3,000,000	153,360
		24,410,648
Financials 14.91%
Wells Fargo & Co.	33,553,000	2,035,661
Berkshire Hathaway Inc., Class A1	6,652	1,979,635
Capital One Financial Corp.	12,889,000	1,283,487
JPMorgan Chase & Co.	11,910,000	1,273,656
SunTrust Banks, Inc.	11,925,000	770,236
BlackRock, Inc.	1,473,100	756,746
Goldman Sachs Group, Inc.	2,770,000	705,685
CME Group Inc., Class A	4,771,437	696,868
Discover Financial Services	8,400,000	646,128
BNP Paribas SA2	8,561,000	638,427
Citigroup Inc.	8,000,000	595,280
Legal & General Group PLC2	109,784,921	404,118
CIT Group Inc.3	7,752,515	381,656

Fundamental Investors — Page 1 of 6

Common stocks Financials (continued)	Shares	Value (000)
Fifth Third Bancorp	12,500,000	$379,250
Chubb Ltd.	2,525,000	368,978
T. Rowe Price Group, Inc.	3,000,000	314,790
Banco Santander, SA2	40,150,000	263,278
Itaú Unibanco Holding SA, preferred nominative (ADR)	18,284,000	237,692
PNC Financial Services Group, Inc.	1,500,000	216,435
HDFC Bank Ltd. (ADR)	981,250	99,763
HDFC Bank Ltd.2	2,350,000	69,494
Svenska Handelsbanken AB, Class A2	11,460,000	156,435
Société Générale2	1,360,000	70,119
Intercontinental Exchange, Inc.	619,000	43,677
		14,387,494
Consumer discretionary 13.60%
Amazon.com, Inc.1	3,192,000	3,732,948
Comcast Corp., Class A	51,907,300	2,078,887
Home Depot, Inc.	9,950,775	1,885,970
Charter Communications, Inc., Class A1	3,242,100	1,089,216
NIKE, Inc., Class B	11,662,000	729,458
Walt Disney Co.	3,800,000	408,538
McDonald’s Corp.	2,000,000	344,240
Newell Brands Inc.	10,920,000	337,428
Priceline Group Inc.1	189,529	329,352
Ulta Beauty, Inc.1	1,415,000	316,479
Starbucks Corp.	5,275,000	302,943
Twenty-First Century Fox, Inc., Class A	8,500,000	293,505
Target Corp.	4,300,000	280,575
Sony Corp.2	3,531,000	158,609
Hilton Worldwide Holdings Inc.	1,900,000	151,734
CBS Corp., Class B	2,419,400	142,745
Las Vegas Sands Corp.	2,000,000	138,980
Netflix, Inc.1	700,000	134,372
Viacom Inc., Class B	4,044,100	124,599
Royal Caribbean Cruises Ltd.	820,000	97,810
Accor SA2	722,000	37,216
		13,115,604
Industrials 10.30%
Boeing Co.	4,629,000	1,365,138
Lockheed Martin Corp.	3,205,000	1,028,965
Parker-Hannifin Corp.	4,550,000	908,089
Rockwell Automation	3,490,000	685,262
TransDigm Group Inc.	2,099,000	576,427
Union Pacific Corp.	4,000,000	536,400
Deere & Co.	3,200,000	500,832
Airbus SE, non-registered shares2	4,805,000	477,164
Caterpillar Inc.	2,595,000	408,920
Northrop Grumman Corp.	1,248,000	383,024
Emerson Electric Co.	5,000,000	348,450
General Electric Co.	19,000,000	331,550
Johnson Controls International PLC	8,140,000	310,215
Masco Corp.	6,064,700	266,483
Schneider Electric SE2	3,000,000	254,434
FedEx Corp.	850,000	212,109
MTU Aero Engines AG2	1,120,089	200,335

Fundamental Investors — Page 2 of 6

Common stocks Industrials (continued)	Shares	Value (000)
BAE Systems PLC2	23,054,000	$177,314
Ryanair Holdings PLC (ADR)1	1,695,750	176,680
Grafton Group PLC, units2,3	15,037,000	162,690
Deutsche Post AG2	2,830,000	134,439
Waste Management, Inc.	1,400,000	120,820
CSX Corp.	2,000,000	110,020
Meggitt PLC2	15,538,014	100,609
KBR, Inc.	4,000,000	79,320
Raytheon Co.	416,000	78,146
		9,933,835
Consumer staples 8.77%
British American Tobacco PLC2	26,859,000	1,812,725
British American Tobacco PLC (ADR)	2,651,040	177,593
Philip Morris International Inc.	16,368,000	1,729,279
Coca-Cola Co.	26,285,000	1,205,956
Altria Group, Inc.	10,546,600	753,133
Nestlé SA2	6,447,413	554,040
Kraft Heinz Co.	5,400,000	419,904
Sysco Corp.	6,790,000	412,357
Walgreens Boots Alliance, Inc.	5,106,000	370,798
Wal-Mart Stores, Inc.	2,925,000	288,844
Procter & Gamble Co.	2,800,000	257,264
Hershey Co.	1,736,939	197,160
Costco Wholesale Corp.	786,000	146,290
Coca-Cola European Partners PLC	3,340,000	133,099
		8,458,442
Energy 7.63%
Royal Dutch Shell PLC, Class B (ADR)	17,215,334	1,175,635
Royal Dutch Shell PLC, Class B2	11,577,720	390,481
Royal Dutch Shell PLC, Class A (ADR)	781,313	52,121
Royal Dutch Shell PLC, Class A2	419,577	14,046
Enbridge Inc. (CAD denominated)	21,412,659	837,427
Enbridge Inc. (CAD denominated)2,4	1,256,665	48,164
Suncor Energy Inc.	20,370,697	747,898
Chevron Corp.	5,076,137	635,482
BP PLC2	85,000,667	599,468
EOG Resources, Inc.	4,003,000	431,964
Concho Resources Inc.1	2,723,000	409,049
ConocoPhillips	6,500,000	356,785
Cabot Oil & Gas Corp.	9,280,000	265,408
Keyera Corp.	6,937,000	195,472
Canadian Natural Resources, Ltd.	5,430,000	194,046
Helmerich & Payne, Inc.	2,374,000	153,455
Baker Hughes, a GE Co., Class A	4,700,000	148,708
Peyto Exploration & Development Corp.3	10,710,499	128,066
Murphy Oil Corp.	3,781,900	117,428
Schlumberger Ltd.	1,560,000	105,128
Noble Energy, Inc.	3,010,400	87,723
Pioneer Natural Resources Co.	500,000	86,425
TOTAL SA (ADR)	869,283	48,054
TOTAL SA2	426,056	23,508

Fundamental Investors — Page 3 of 6

Common stocks Energy (continued)	Shares	Value (000)
Hess Corp.	1,350,748	$64,120
Southwestern Energy Co.1	8,000,000	44,640
		7,360,701
Health care 7.14%
UnitedHealth Group Inc.	5,673,500	1,250,780
Boston Scientific Corp.1	33,192,000	822,830
Aetna Inc.	4,413,917	796,227
Thermo Fisher Scientific Inc.	3,300,000	626,604
Merck & Co., Inc.	9,242,000	520,048
Express Scripts Holding Co.1	5,930,000	442,615
Regeneron Pharmaceuticals, Inc.1	1,093,300	411,037
ResMed Inc.	4,382,700	371,171
Vertex Pharmaceuticals Inc.1	2,006,206	300,650
Johnson & Johnson	2,100,000	293,412
Novartis AG2	3,000,000	253,625
Humana Inc.	990,000	245,589
Bristol-Myers Squibb Co.	3,335,200	204,381
Gilead Sciences, Inc.	2,200,000	157,608
AstraZeneca PLC2	1,620,000	111,169
Hologic, Inc.1	1,875,000	80,156
		6,887,902
Materials 3.70%
DowDuPont Inc.	21,679,481	1,544,013
Praxair, Inc.	3,980,000	615,626
LyondellBasell Industries NV	3,531,000	389,540
Rio Tinto PLC2	5,920,000	312,441
Potash Corp. of Saskatchewan Inc.	12,500,000	258,125
Randgold Resources Ltd. (ADR)	1,818,000	179,782
Franco-Nevada Corp.	1,937,000	154,806
CF Industries Holdings, Inc.	2,741,000	116,602
		3,570,935
Real estate 2.03%
Simon Property Group, Inc. REIT	5,927,000	1,017,903
Crown Castle International Corp. REIT	3,987,039	442,601
Weyerhaeuser Co. REIT1	9,000,107	317,344
American Tower Corp. REIT	1,251,925	178,612
		1,956,460
Telecommunication services 0.38%
Verizon Communications Inc.	5,217,000	276,136
Spark New Zealand Ltd.2	35,250,000	90,660
		366,796
Utilities 0.03%
SSE PLC2	1,534,044	27,329
Miscellaneous 2.51%
Other common stocks in initial period of acquisition		2,423,851
Total common stocks (cost: $55,527,258,000)		92,899,997

Fundamental Investors — Page 4 of 6

Short-term securities 3.74%	Principal?amount (000)	Value (000)
Apple Inc. 1.22%–1.50% due 1/10/2018–2/21/20184	$100,000	$99,866
Bank of New York Mellon Corp. 1.21%–1.31% due 1/24/2018–2/16/2018	70,000	69,873
CAFCO, LLC 1.54%–1.57% due 3/12/2018–3/13/20184	100,000	99,654
Chariot Funding, LLC 1.40%–1.87% due 1/4/2018–6/20/20184	127,950	127,353
Chevron Corp. 1.23%–1.29% due 1/9/2018–1/25/20184	240,000	239,789
Ciesco LLC 1.75% due 3/21/20184	50,000	49,803
Cisco Systems, Inc. 1.23%–1.50% due 1/16/2018–3/8/20184	140,800	140,521
Coca-Cola Co. 1.28%–1.29% due 1/8/2018–2/8/20184	95,000	94,904
Eli Lilly and Co. 1.25%–1.27% due 1/5/2018–1/9/20184	76,900	76,869
Emerson Electric Co. 1.37% due 1/17/20184	50,000	49,962
ExxonMobil Corp. 1.21%–1.31% due 1/9/2018–1/22/2018	80,000	79,940
Federal Farm Credit Banks 1.13% due 3/20/2018	50,000	49,845
Federal Home Loan Bank 1.07%–1.30% due 1/5/2018–2/26/2018	768,600	767,711
Freddie Mac 1.08%–1.28% due 1/17/2018–4/6/2018	317,300	316,386
GE Capital Treasury Services (U.S.) LLC 1.51% due 4/24/2018	50,000	49,742
Hershey Co. 1.53% due 1/16/20184	20,000	19,986
IBM Credit LLC 1.62% due 3/13/20184	70,000	69,783
John Deere Canada ULC 1.32% due 1/9/20184	25,000	24,989
Johnson & Johnson 1.30% due 1/23/20184	100,000	99,900
Kimberly-Clark Corp. 1.48% due 1/16/20184	20,500	20,485
Paccar Financial Corp. 1.28% due 1/10/2018	23,000	22,989
PepsiCo Inc. 1.20% due 1/10/20184	50,000	49,976
Pfizer Inc. 1.28%–1.30% due 1/22/2018–3/9/20184	95,450	95,294
Private Export Funding Corp. 1.23% due 1/22/20184	50,000	49,950
Procter & Gamble Co. 1.23%–1.25% due 1/9/2018–1/29/20184	150,000	149,887
Qualcomm Inc. 1.30% due 2/7/20184	75,000	74,872
U.S. Treasury Bills 1.03%–1.40% due 1/2/2018–5/17/2018	492,700	491,993
Wal-Mart Stores, Inc. 1.14% due 1/4/20184	50,000	49,988
Walt Disney Co. 1.20% due 1/19/2018–1/23/20184	75,000	74,928
Total short-term securities (cost: $3,607,886,000)		3,607,238
Total investment securities 100.04% (cost: $59,135,144,000)		96,507,235
Other assets less liabilities (0.04)%		(41,664)
Net assets 100.00%		$96,465,571

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $10,976,866,000, which represented 11.38% of the net assets of the fund. This amount includes $10,859,208,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,806,923,000, which represented 1.87% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

Fundamental Investors — Page 5 of 6

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-010-0218O-S60692	Fundamental Investors — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2017, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 9, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2018

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2018